                           ANNUAL REPORT/JULY 31 1999

                         AIM MID CAP OPPORTUNITIES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      ------------------------------------

                THE ARTIST'S GARDEN AT VETHEUIL BY CLAUDE MONET

        A BEAUTIFUL GARDEN, SUCH AS THE ONE DEPICTED IN MONET'S CLASSIC

          PAINTING, IS USUALLY A PLEASING COMBINATION OF MANY DIFFERENT

            FLOWERING PLANTS. SIMILARLY, IN AIM MID CAP OPPORTUNITIES

          FUND, WE SEEK TO OWN THE STOCKS OF A BROAD CROSS-SECTION OF

          RAPIDLY GROWING MID-SIZED COMPANIES IN AN EFFORT TO PRODUCE

                            ATTRACTIVE TOTAL RETURN.

                      ------------------------------------

AIM Mid Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of midsize-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Opportunities Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. When sales charges are included in performance figures, fund performance reflects the maximum 5.50% sales charge. Had the advisor not absorbed fund expenses, performance figures would have been lower.
o The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
o Because the fund has been in existence for less than one year, total return provided is cumulative total return that has not been annualized.
o The fund's cumulative total return, including sales charges, from 12/30/98 to 6/30/99, the most recent calendar quarter end, was 37.71%.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies. Leveraging and short selling, along with other hedging strategies, may represent higher risks, but also offer the potential for greater rewards. Short sales involve greater risk in that they rely on the manger's ability to accurately anticipate the future value of a security.
o The fund is available only for employees of A I M Advisors, Inc. and its affiliates, and Texas residents. Additionally, the fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's return is attributable to its investments in IPOs, which have a magnified impact due to the fund's small asset base. There is no guarantee that the fund's performance would have been the same had the fund been broadly distributed, or that as the fund's assets grow it will continue to experience substantially similar performance by investing in IPOs.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Russell Midcap Index is a subset of the large-capitalization Russell 1000 Index. It measures the performance of the 800 smallest securities in the Russell 1000 Index. These 800 securities represent approximately 35% of the total market capitalization of the 1000.
o The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
  [PHOTO OF         many of your minds may be, "How will the year 2000 computer
  Charles T.        issue affect AIM and my investments?" We would like you to
    Bauer,          feel comfortable. We are pleased to be able to report to you
 Chairman of        that as of June 1999 we achieved a major milestone toward
 the Board of       year 2000 compliance status: we have successfully completed
   THE FUND         the testing of all of our mission-critical systems.
 APPEARS HERE]          Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle-from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches-just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the period ending July 31, 1999. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                      ------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                      ------------------------------------


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND'S ALTERNATIVE INVESTMENT APPROACH
HELPS IT REGISTER OUTSTANDING GAINS

MID-CAP STOCKS RALLIED STRONGLY TOWARD THE END OF THE REPORTING PERIOD. HOW DID AIM MID CAP OPPORTUNITIES FUND PERFORM?
From inception on December 30, 1998, through July 31, 1999, fund performance was excellent. Excluding sales charges, cumulative total return was a phenomenal 57.80%. That was dramatically better than the 10.55% total return recorded by the Russell Midcap Growth Index for the same period.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
During the first quarter of 1999, mega-cap growth stocks and Internet stocks outperformed other issues by a wide margin. In a world of economic uncertainty, exemplified by January's Brazilian currency crisis, U.S. investors favored mega-cap stocks because of their relative safety and liquidity. This preference for mega-cap stocks helped boost the Dow Jones Industrial Average to record heights. Internet stocks were attractive because of the growth of the Web as a medium of commerce, communication and entertainment.
    However, in the second quarter, relatively expensive mega-cap and Internet stocks lost much of their luster. Investors shifted their focus to mid- and small-cap stocks and to value stocks. Additionally, the stocks of cyclical industries such as energy, boosted by rising oil prices, came back into favor.
    Financial markets were volatile, however, as it became increasingly apparent the Federal Reserve Board (the Fed) would raise interest rates to slow strong economic growth and contain inflation, which rose significantly in April. On June 30, the central bank raised the federal funds rate from 4.75% to 5%. Uncertainty about the Fed's future actions caused the stock market to falter as the reporting period came to a close in July.

WHY DID THE PERFORMANCE OF MID-CAP STOCKS IMPROVE?
In recent years, mid-cap stocks have dramatically underperformed large-cap stocks. Consequently, they were relatively cheap in comparison to large-cap stocks. At the same time, mid-sized companies experienced more rapid earnings growth than larger corporations. Mid-sized companies generally transact most of their business in the United States, where the economy is booming, and thus they tend to be less sensitive to economic downturns overseas than large, multinational corporations. All these factors helped pique investor interest in mid-cap stocks.

WHY WAS THE FUND'S PERFORMANCE SO STRONG?
We credit the fund's impressive gains to its alternative investment strategy, designed to take advantage of rising and falling earnings trends. We believe that earnings drive stock prices. The fund owns the stocks of companies expected to experience rapid earnings growth, which we believe represent "special opportunities." These special opportunities can include changes in management or the competitive situation for a particular company.
    The fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

HOW DO SHORT SELLING AND LEVERAGING WORK?
The fund borrows the stocks of companies expected to experience declining earnings. These stocks (short positions) are subsequently sold, with the intention of buying them at anticipated lower prices. A mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of rallies. The fund also may employ leveraging--borrowing money, typically to purchase additional shares.

HOW WAS THE FUND STRUCTURED AT THE END OF THE REPORTING PERIOD?
As of July 31, 1999, the fund owned 123 stocks and had 30 short positions. Technology and consumer-cyclical stocks made up 57% and 19% of the portfolio, respectively. In recent months, we have dramatically increased our technology holdings because of strong earnings growth of companies in this sector.

================================================================================
CUMULATIVE TOTAL RETURN

CLASS A SHARES

For the reporting period ended 7/31/99

AIM Mid Cap Opportunities Fund              57.80%

Russell Midcap Growth Index                 10.55%
================================================================================

          See important fund and index disclosures inside front cover.


                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 7/31/99, based on total net assets

===================================================================================================================================
TOP 10 STOCK HOLDINGS                   TOP 10 INDUSTRIES                              TOP 10 SHORT POSITIONS
-----------------------------------------------------------------------------------------------------------------------------------
1. QUALCOMM, Inc.               3.26%   1. Computers (Software & Services)    16.22%   1. Sapient Corp.                   2.88%
2. ADC Telecommunications, Inc. 2.79    2. Electronics (Semiconductors)        9.64    2. Whole Foods Markets, Inc.       1.01
3. PMC-Sierra, Inc.             1.96    3. Communications Equipment            9.41    3. First Sierra Financial, Inc.    0.92
4. Conexant Systems, Inc.       1.77    4. Oil & Gas (Drilling Equipment)      4.51    4. NextCard, Inc.                  0.91
5. Lycos, Inc.                  1.72    5. Retail (Specialty)                  4.26    5. Newell Rubbermaid, Inc.         0.86
6. Check Point Software         1.43    6. Electrical Equipment                3.51    6. Excel Switching Corp.           0.85
    Technologies Ltd.                   7. Computers (Peripherals)             2.63    7. Quintiles Transnational Corp.   0.79
7. QLogic Corp.                 1.39    8. Banks (Regional)                    2.54    8. Clorox Co.                      0.70
8. Compass Bancshares, Inc.     1.32    9. Health Care (Medical Products               9. Nordstrom, Inc.                 0.66
9. C-Cor. Net Corp.             1.25        & Supplies)                        2.26    10. Sunrise Assisted Living, Inc.  0.63
10. Burr-Brown Corp.            1.20    10. Computers (Networking)             2.03

Keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================

HOW DID TECHNOLOGY STOCKS FARE?
Although volatile, technology stocks generally recorded solid gains for the year. This sector benefited from increased corporate spending on information-technology systems and growing demand for personal computers and communications equipment. The rapid growth of the U.S. economy in recent years can be attributed in large part to the booming technology sector.
    Tech stocks in the portfolio included QUALCOMM, a leading supplier of digital wireless communications products and technologies; ADC Telecommunications, a developer of systems that speed up the rate of transmitting voice, data and video signals; and PMC-Sierra, a maker of semiconductor components that accelerate transmission speed on the Internet. Conexant Systems provides semiconductor products for the communications-electronics industry, while Lycos is a leading online service provider.

WHAT MADE CONSUMER-CYCLICAL STOCKS ATTRACTIVE?
Consumer cyclicals is a broad category that includes hotels, entertainment, restaurants and certain retailers. This sector benefited from the booming economy. Low unemployment and rising wages meant healthy consumer spending for clothing, home furnishings, recreational products and leisure-time activities. That helped boost the stocks of many companies in the consumer-cyclical category.
    Best Buy sells personal computers, consumer electronics, major appliances and other products through its retail outlets; eToys sells toys over the Internet; and Tiffany & Co. markets jewelry, sterling silverware, china and other items.

WHAT IS YOUR OUTLOOK?
The climate appears favorable for stocks. The economy is growing at a healthy pace and corporate profits are solid. Although there is still some question about the Fed's future actions to keep inflation in check, we do not expect a dramatic tightening of monetary policy.
    Additionally, the Asian crisis, which has periodically jolted markets since late 1997, appears to be receding as a threat as Pacific Rim economies begin to recover.
    Perhaps most significant has been the improvement in the performance of mid-cap stocks. We remain optimistic about the long-term prospects for Mid-Cap stocks because of their attractive valuations and the positive earnings-growth projections for mid-sized companies.

YOUR FUND'S PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MID CAP OPPORTUNITIES FUND VS. BENCHMARK INDEXES

12/30/98-7/31/99

---------------------------------------------------------------------------------------
                                                                       AIM MID CAP
         RUSSELL MIDCAP GROWTH INDEX     RUSSELL MIDCAP INDEX        OPPORTUNITIES FUND
---------------------------------------------------------------------------------------
In thousands
12/31/98        $  10,300                     $  9,983                 $  10,312
2/28/99             9,796                        9,651                     9,849
3/31/99            10,342                        9,953                    11,257
4/30/99            10,813                       10,688                    12,476
5/31/99            10,674                       10,658                    13,119
6/30/99            11,419                       11,034                    13,771
7/31/99            11,055                       10,731                    14,915
=======================================================================================
Past performance cannot guarantee comparable future results.
=======================================================================================

The chart compares the fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how the fund performed compared to the stock market over the period 12/30/98-7/31/99. It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Russell Midcap Growth Index and the Russell Midcap Index. Market indexes are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
     The fund participates in the Initial Public Offering (""IPO") market, and a significant portion of the fund's returns is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
================================================================================
CUMULATIVE TOTAL RETURNS

As of 7/31/99, including sales charges

CLASS A SHARES

Since Inception (12/30/98)              49.15%*

*57.80%, excluding sales charges
================================================================================

             MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM
                PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY
                       MAY DIFFER SUBSTANTIALLY FROM THE
                          HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.


                         AIM MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

July 31, 1999

                                                     MARKET
                                         SHARES      VALUE
COMMON STOCKS-86.26%

AUTO PARTS & EQUIPMENT-1.21%

Danaher Corp.                                300   $   17,119
-------------------------------------------------------------
SPX Corp.(a)                                 200       17,000
-------------------------------------------------------------
Tower Automotive, Inc.(a)                  1,000       23,812
-------------------------------------------------------------
                                                       57,931
-------------------------------------------------------------

BANKS (REGIONAL)-2.54%

Bank United Corp.-Class A                    600       23,100
-------------------------------------------------------------
Compass Bancshares, Inc.                   2,200       63,387
-------------------------------------------------------------
First Tennessee National Corp.               600       21,975
-------------------------------------------------------------
National Commerce Bancorporation             600       13,387
-------------------------------------------------------------
                                                      121,849
-------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.22%

Adolph Coors Co.                             200       10,650
-------------------------------------------------------------

BIOTECHNOLOGY-0.29%

Biogen, Inc.(a)                              200       13,762
-------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.58%

Univision Communications, Inc.(a)            400       27,700
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-9.41%

ADC Telecommunications, Inc.(a)            3,000      133,500
-------------------------------------------------------------
Comverse Technology, Inc.(a)                 300       22,669
-------------------------------------------------------------
Copper Mountain Networks, Inc.(a)            400       48,400
-------------------------------------------------------------
General Instrument Corp.(a)                  300       13,612
-------------------------------------------------------------
JDS Uniphase Corp.(a)                        400       36,150
-------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)         600       25,762
-------------------------------------------------------------

QUALCOMM, Inc.(a)                          1,000      156,000
-------------------------------------------------------------
Scientific-Atlanta, Inc.                     400       14,600
-------------------------------------------------------------
                                                      450,693
-------------------------------------------------------------

COMPUTERS (HARDWARE)-1.16%

Apple Computer, Inc.(a)                    1,000       55,687
-------------------------------------------------------------

COMPUTERS (NETWORKING)-2.03%

Gadzoox Networks, Inc.(a)                    700       52,675
-------------------------------------------------------------
VeriSign, Inc.(a)                            600       44,475
-------------------------------------------------------------
                                                       97,150
-------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.63%

Adaptec, Inc.(a)                           1,200       46,650
-------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                            200       12,600
-------------------------------------------------------------
QLogic Corp.(a)                              400       66,750
-------------------------------------------------------------
                                                      126,000
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-16.22%

Adobe Systems, Inc.                          500   $   42,875
-------------------------------------------------------------
Check Point Software Technologies
  Ltd.-ADR (Israel)(a)                     1,000       68,437
-------------------------------------------------------------
Citrix Systems, Inc.(a)                      700       36,444
-------------------------------------------------------------
Commerce One, Inc.(a)                        800       39,800
-------------------------------------------------------------
Electronic Arts, Inc.(a)                     550       31,316
-------------------------------------------------------------
Electronics for Imaging, Inc.(a)             900       49,331
-------------------------------------------------------------
Gemstar International Group Ltd.(a)          400       26,500
-------------------------------------------------------------
Intuit, Inc.(a)                              400       32,725
-------------------------------------------------------------
ISS Group, Inc.(a)                         1,200       26,100
-------------------------------------------------------------
Liquid Audio, Inc.(a)                      1,250       35,156
-------------------------------------------------------------
Lycos, Inc.(a)                             2,000       82,625
-------------------------------------------------------------
Macromedia, Inc.(a)                        1,300       45,337
-------------------------------------------------------------
Network Solutions, Inc.(a)                   600       37,350
-------------------------------------------------------------
Novell, Inc.(a)                            1,100       28,325
-------------------------------------------------------------
Portal Software, Inc.(a)                     850       35,567
-------------------------------------------------------------
Rational Software Corp.(a)                   900       30,037
-------------------------------------------------------------
RealNetworks, Inc.(a)                        300       22,894
-------------------------------------------------------------
Verio, Inc.(a)                               700       49,919
-------------------------------------------------------------
Veritas Software Corp.(a)                  1,000       56,125
-------------------------------------------------------------
                                                      776,863
-------------------------------------------------------------

ELECTRIC COMPANIES-0.85%

Montana Power Co.                            600       40,612
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.51%

American Power Conversion Corp.(a)         1,500       31,125
-------------------------------------------------------------
CommScope, Inc.(a)                           750       25,641
-------------------------------------------------------------
Conexant Systems, Inc.(a)                  1,350       84,881
-------------------------------------------------------------
Vishay Intertechnology, Inc.(a)            1,250       26,719
-------------------------------------------------------------
                                                      168,366
-------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-1.25%

C-COR.net Corp.(a)                         2,000       59,750
-------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-1.08%

PE Corp-PE Biosystems Group                  600       33,637
-------------------------------------------------------------
Waters Corp.(a)                              300       17,925
-------------------------------------------------------------
                                                       51,562
-------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-9.64%

ASM Lithography Holding N.V.-ADR
  (Netherlands)(a)                           200       12,150
-------------------------------------------------------------
Altera Corp.(a)                            1,000       36,250
-------------------------------------------------------------
Burr-Brown Corp.(a)                        1,500       57,375
-------------------------------------------------------------
Flextronics International Ltd.(a)            500       22,437
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

GlobeSpan, Inc.(a)                           500   $   25,375
-------------------------------------------------------------
LSI Logic Corp.(a)                           700       35,219
-------------------------------------------------------------
Micrel, Inc.(a)                              400       31,600
-------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)         1,500       55,500
-------------------------------------------------------------
National Semiconductor Corp.(a)            1,300       32,175
-------------------------------------------------------------
PMC-Sierra, Inc.(a)                        1,200       93,900
-------------------------------------------------------------
Vitesse Semiconductor Corp.(a)               400       25,550
-------------------------------------------------------------
Xilinx, Inc.(a)                              550       34,306
-------------------------------------------------------------
                                                      461,837
-------------------------------------------------------------

ENTERTAINMENT-0.70%

SFX Entertainment, Inc.(a)                   750       33,609
-------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.64%

KLA-Tencor Corp.(a)                          500       33,875
-------------------------------------------------------------
Terayon Communication Systems, Inc.(a)       600       44,737
-------------------------------------------------------------
                                                       78,612
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.40%

SEI Investments Co.                          200       19,350
-------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.79%

Allergan, Inc.                               400       37,800
-------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.00%

MedImmune, Inc.(a)                           600       47,925
-------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.15%

Trigon Healthcare, Inc.(a)                   200        6,975
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.26%

Bausch & Lomb, Inc.                          400       28,725
-------------------------------------------------------------
Biomet, Inc.                                 800       29,100
-------------------------------------------------------------
VISX, Inc.(a)                                500       50,625
-------------------------------------------------------------
                                                      108,450
-------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES-0.96%

Furniture Brands International, Inc.(a)      800       21,600
-------------------------------------------------------------
La-Z-Boy, Inc.                             1,000       24,437
-------------------------------------------------------------
                                                       46,037
-------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.64%

AFLAC, Inc.                                  200        9,275
-------------------------------------------------------------
Protective Life Corp.                        600       21,413
-------------------------------------------------------------
                                                       30,688
-------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.24%

TD Waterhouse Group, Inc.(a)                 650       11,294
-------------------------------------------------------------

INVESTMENT MANAGEMENT-0.36%

Federated Investors, Inc.-Class B            900       17,156
-------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.59%

Callaway Golf Co.                          1,000   $   11,563
-------------------------------------------------------------
Harley-Davidson, Inc.                        300       16,613
-------------------------------------------------------------
                                                       28,176
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-4.51%

ENSCO International, Inc.                  1,900       38,831
-------------------------------------------------------------
Nabors Industries, Inc.(a)                 1,800       41,963
-------------------------------------------------------------
R&B Falcon Corporation(a)                  3,000       30,188
-------------------------------------------------------------
Rowan Companies, Inc.(a)                   2,200       41,388
-------------------------------------------------------------
Transocean Offshore, Inc.                    800       24,550
-------------------------------------------------------------
Weatherford International, Inc.(a)         1,000       39,188
-------------------------------------------------------------
                                                      216,108
-------------------------------------------------------------

PUBLISHING-0.36%

Reader's Digest Association,
  Inc.-Class A                               500       17,406
-------------------------------------------------------------

RAILROADS-0.69%

Kansas City Southern Industries, Inc.        600       33,150
-------------------------------------------------------------

RESTAURANTS-1.58%

Brinker International, Inc.(a)               900       25,088
-------------------------------------------------------------
Outback Steakhouse, Inc.(a)                  550       18,356
-------------------------------------------------------------
Sonic Corp.(a)                             1,000       32,125
-------------------------------------------------------------
                                                       75,569
-------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.95%

Best Buy Co., Inc.(a)                        700       52,238
-------------------------------------------------------------
Tandy Corp.                                  800       41,050
-------------------------------------------------------------
                                                       93,288
-------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.32%

Kohl's Corp.(a)                              200       15,213
-------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.62%

Dollar Tree Stores, Inc.(a)                  700       29,619
-------------------------------------------------------------

RETAIL (HOME SHOPPING)-1.21%

Lands' End, Inc.(a)                          400       18,125
-------------------------------------------------------------
Spiegel, Inc.-Class A(a)                   4,400       39,875
-------------------------------------------------------------
                                                       58,000
-------------------------------------------------------------

RETAIL (SPECIALTY)-4.26%

Bed Bath & Beyond, Inc.(a)                   900       30,544
-------------------------------------------------------------
Claire's Stores, Inc.                        900       21,375
-------------------------------------------------------------
eToys, Inc.(a)                             1,250       49,922
-------------------------------------------------------------
Linens 'n Things, Inc.(a)                    500       23,125
-------------------------------------------------------------
Payless ShoeSource, Inc.(a)                  200       10,800
-------------------------------------------------------------
Tiffany & Co.                                800       40,250
-------------------------------------------------------------
Zale Corp.(a)                                700       28,000
-------------------------------------------------------------
                                                      204,016
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE

RETAIL (SPECIALTY-APPAREL)-1.45%

Abercrombie & Fitch Co.-Class A(a)           280   $   11,620
-------------------------------------------------------------
American Eagle Outfitters, Inc.(a)           550       21,244
-------------------------------------------------------------
Intimate Brands, Inc.                        315       13,565
-------------------------------------------------------------
TJX Companies, Inc. (The)                    700       23,144
-------------------------------------------------------------
                                                       69,573
-------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.58%

Astoria Financial Corp.                      300       11,419
-------------------------------------------------------------
GreenPoint Financial Corp.                   500       16,188
-------------------------------------------------------------
                                                       27,607
-------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.81%

Lamar Advertising Co.(a)                   1,000       40,625
-------------------------------------------------------------
Nielsen Media Research(a)                  1,000       32,500
-------------------------------------------------------------
Student Advantage, Inc.(a)                 1,000       13,625
-------------------------------------------------------------
                                                       86,750
-------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.47%

Ariba, Inc.(a)                               250       22,398
-------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.70%

Critical Path, Inc.(a)                     1,000       33,500
-------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.19%

Fiserv, Inc.(a)                              300        8,944
-------------------------------------------------------------

SPECIALTY PRINTING-0.23%

Valassis Communications, Inc.(a)             300       11,175
-------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.85%

Crown Castle International Corp.(a)        2,000       42,125
-------------------------------------------------------------
Phone.com, Inc.(a)                           750       46,641
-------------------------------------------------------------
                                                       88,766
-------------------------------------------------------------

TELEPHONE-0.32%

NTL, Inc.-ADR (United Kingdom)(a)            150       15,581
-------------------------------------------------------------

TEXTILES (APPAREL)-0.81%

Jones Apparel Group, Inc.(a)                 501       16,470
-------------------------------------------------------------
Tommy Hilfiger Corp.(a)                      600       22,163
-------------------------------------------------------------
                                                       38,633
-------------------------------------------------------------
    Total Common Stocks (Cost
      $3,414,158)                                   4,131,780
-------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-4.95%

FEDERAL HOME LOAN MORTGAGE CORP.,
  Disc. Notes, 4.97%, 08/02/99 (Cost
  $236,967)(b)                          $237,000       236,934
--------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION     MARKET
                       CONTRACTS    PRICE        DATE        VALUE

OPTIONS PURCHASED-8.94%

CALLS-1.06%

Amazon.com, Inc.
  (Retail-Internet)       10         $120       Sep-99     $    5,500
---------------------------------------------------------------------
Conoco, Inc. (Oil &
  Gas-Exploration &
  Production)             25           25       Aug-99          4,297
                          20         27.5       Aug-99          1,125
---------------------------------------------------------------------
OSX Index (Oil &
  Gas-Services)           75           80       Aug-99         30,469
                          15           80       Sep-99          9,750
---------------------------------------------------------------------
                                                               51,141
---------------------------------------------------------------------
PUTS-7.88%

S & P 500 Index           21         1325       Sep-99         87,150
                           6         1350       Sep-99         31,500
                           5         1375       Sep-99         32,937
                          27         1350       Dec-99        225,788
---------------------------------------------------------------------
                                                              377,375
---------------------------------------------------------------------
    Total Options Purchased (Cost $325,841)                   428,516
---------------------------------------------------------------------
TOTAL INVESTMENTS-100.15%                                   4,797,230
---------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(0.15%)                          (7,355)
---------------------------------------------------------------------
NET ASSETS-100.00%                                         $4,789,875
=====================================================================

                                           SHARES
                                            SOLD     MARKET
                                           SHORT     VALUE

SECURITIES SOLD SHORT(c)

1-800 CONTACTS, Inc.                        1,000   $ 20,500
------------------------------------------------------------
Advanced Micro Devices, Inc.                1,600     27,500
------------------------------------------------------------
autobytel.com Inc.                            600     10,762
------------------------------------------------------------
Carrier Access Corp.                          700     23,100
------------------------------------------------------------
Clorox Co. (The)                              300     33,600
------------------------------------------------------------
Complete Business Solution, Inc.              750     14,250
------------------------------------------------------------
Deere & Company                               400     15,300
------------------------------------------------------------
Duane Reade Inc.                              800     25,400
------------------------------------------------------------
Enhance Financial Services Group, Inc.        700     14,525
------------------------------------------------------------
Excel Switching Corp.                       1,500     40,875
------------------------------------------------------------
First Health Group Corp.                      900     21,375
------------------------------------------------------------
First Sierra Financial, Inc.                2,200     43,863
------------------------------------------------------------
IMRglobal Corp.                               500      8,562
------------------------------------------------------------
Jabil Circuit, Inc.                           500     21,031
------------------------------------------------------------
Lincare Holdings, Inc.                        250      7,500
------------------------------------------------------------
MapQuest.com, Inc.                            750     11,203
------------------------------------------------------------
Net.B@nk, Inc.                                250      5,375
------------------------------------------------------------
Newell Rubbermaid, Inc.                       950     41,088
------------------------------------------------------------
NextCard, Inc.                              1,200     43,350
------------------------------------------------------------
Nordstrom, Inc.                             1,000     31,438
------------------------------------------------------------

                                           SHARES
                                            SOLD     MARKET
                                           SHORT     VALUE

SECURITIES SOLD SHORT(c)-(CONTINUED)

Quintiles Transnational Corp.               1,000   $ 38,000
------------------------------------------------------------
Safescience, Inc.                           1,000     20,500
------------------------------------------------------------
Sapient Corp.                               2,500    138,125
------------------------------------------------------------
Shared Medical Systems Corp.                  300     17,963
------------------------------------------------------------
SMART Modular Technologies, Inc.            1,400     26,075
------------------------------------------------------------
Stewart Enterprises, Inc.-Class A           1,000     12,437
------------------------------------------------------------

SECURITIES SOLD SHORT(c)-(CONTINUED)

Sunrise Assisted Living, Inc.               1,000   $ 30,187
------------------------------------------------------------
Terayon Communication Systems, Inc.           300     11,737
------------------------------------------------------------
Wesley Jessen VisionCare, Inc.                700     22,138
------------------------------------------------------------
Whole Foods Market, Inc.                    1,100     48,400
------------------------------------------------------------
                                                    $826,159
============================================================

Abbreviations:

ADR  - American Depositary Receipt
DISC - Discount

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security is traded on a discount basis. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Collateral on short sales was segregated by the Fund in the amount of $852,718 which represents 100% of the market value of securities sold short as of 07/31/99.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost
  $3,976,966)                                  $4,797,230
---------------------------------------------------------
Receivables for:
  Investments sold                                 43,354
---------------------------------------------------------
  Investments sold short                          827,993
---------------------------------------------------------
  Fund shares sold                                  5,155
---------------------------------------------------------
  Amount due from advisor                          29,034
---------------------------------------------------------
  Dividends                                           527
---------------------------------------------------------
Other assets                                       10,634
---------------------------------------------------------
Investment for deferred compensation plan           1,475
---------------------------------------------------------
    Total assets                                5,715,402
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            21,555
---------------------------------------------------------
  Options written (premiums received $19,586)      23,506
---------------------------------------------------------
  Amount due to broker                             36,192
---------------------------------------------------------
  Short positions covered                             580
---------------------------------------------------------
  Deferred compensation plan                        1,475
---------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $827,993)            826,159
---------------------------------------------------------
Accrued administrative services fees                7,199
---------------------------------------------------------
Accrued distribution fees                           1,926
---------------------------------------------------------
Accrued trustees' fees                                654
---------------------------------------------------------
Accrued transfer agent fees                           202
---------------------------------------------------------
Accrued operating expenses                          6,079
---------------------------------------------------------
    Total liabilities                             925,527
---------------------------------------------------------
Net assets applicable to shares outstanding    $4,789,875
---------------------------------------------------------

NET ASSETS:

Class A                                        $4,789,875
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           303,481
---------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                      $    15.78
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.78 / 94.50%)       $    16.70
=========================================================

STATEMENT OF OPERATIONS

For the period December 30, 1998 (date operations commenced) through July 31, 1999

INVESTMENT INCOME:

Interest                                       $   14,172
---------------------------------------------------------
Dividend                                            3,369
---------------------------------------------------------
    Total investment income                        17,541
---------------------------------------------------------

EXPENSES:

Advisory fees                                      16,036
---------------------------------------------------------
Administrative services fees                       50,801
---------------------------------------------------------
Legal fees                                         10,564
---------------------------------------------------------
Custodian fees                                      7,228
---------------------------------------------------------
Transfer agent fees                                   995
---------------------------------------------------------
Trustees' fees                                      4,457
---------------------------------------------------------
Distribution fees                                   5,613
---------------------------------------------------------
Interest expense                                      528
---------------------------------------------------------
Registration and filing fees                        9,030
---------------------------------------------------------
Printing fees                                      12,786
---------------------------------------------------------
Dividends on short sales                              899
---------------------------------------------------------
Other                                               2,226
---------------------------------------------------------
    Total expenses                                121,163
---------------------------------------------------------
Less: Expenses paid indirectly                     (6,404)
---------------------------------------------------------
    Fees waived and reimbursed by advisor         (84,548)
---------------------------------------------------------
    Net expenses                                   30,211
---------------------------------------------------------
Net investment income (loss)                      (12,670)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           476,294
---------------------------------------------------------
  Futures contracts                                 2,195
---------------------------------------------------------
  Securities sold short                           (39,027)
---------------------------------------------------------
  Option contracts written                         15,377
---------------------------------------------------------
                                                  454,839
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           820,263
---------------------------------------------------------
  Securities sold short                             1,834
---------------------------------------------------------
  Option contracts written                         (3,919)
---------------------------------------------------------
                                                  818,178
---------------------------------------------------------
    Net gain from investment securities,
       securities sold short, futures and
       option contracts                         1,273,017
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $1,260,347
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period December 30, 1998 (date operations commenced) through July 31, 1999

OPERATIONS:

  Net investment income (loss)                                $  (12,670)
------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures and option contracts                     454,839
------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, securities sold short, futures and option
    contracts                                                    818,178
------------------------------------------------------------------------
    Net increase in net assets resulting from operations       1,260,347
------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      3,529,528
------------------------------------------------------------------------
    Net increase in net assets                                 4,789,875
------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                 --
------------------------------------------------------------------------
  End of period                                               $4,789,875
========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,529,528
------------------------------------------------------------------------
  Undistributed net investment income (loss)                          --
------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures and option
    contracts                                                    442,169
------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short, futures and option contracts          818,178
------------------------------------------------------------------------
                                                              $4,789,875
========================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two investment portfolios. The Fund commenced operations on December 30, 1998. The Fund currently offers Class A shares to employees of A I M Management Group Inc., AMVESCAP PLC and their affiliates, to any current or retired officer, director or trustee of The AIM Family of Funds and to residents of Texas. Class B and Class C shares of the Fund are not currently available. Class A shares are sold with a front-end sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Accounting for Securities Sold Short -- When the Fund sells common stock short, an amount equal to the proceeds of the sale is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in section "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund is required to segregate cash or securities as collateral at a level that is equal to the current market value of the securities sold short to secure its obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The amount segregated as collateral deposits will not at anytime exceed 25% of the Fund's net assets.

C. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date. On July 31, 1999 undistributed net investment income was increased by $12,670 and undistributed net realized gains was decreased by $12,670 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
     The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund.

F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.

G. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.

H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 1% of the Fund's average daily net assets for the first $1 billion of net assets and 0.95% of the Fund's average daily net assets above $1 billion. During the period December 30, 1998 (date operations commenced) through July 31, 1999, AIM waived fees of $16,036 and reimbursed expenses of $68,512.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period December 30, 1998 (date operations commenced) through July 31, 1999, AIM was paid $50,801 for such services.
  The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency shareholder services to the Fund. During the period December 30, 1998 (date operations commenced) through July 31, 1999, AFS was paid $656 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. As of July 31, 1999, Class B and Class C Shares are not currently available. During the period December 30, 1998 (date operations commenced) through July 31, 1999, Class A paid AIM Distributors $5,613 as compensation under the Plan. AIM Distributors received commissions of $279 from sales of the Class A shares of the Fund during the period December 30, 1998 (date operations commenced) through July 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS. During the year ended July 31, 1999, the Fund paid legal fees of $1,758 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the period December 30, 1998 (date operations commenced) through July 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $16 and $6,388, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $6,404 during the period December 30, 1998 (date operations commenced) through July 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 30, 1998 (date operations commenced) through July 31, 1999, the average outstanding daily balance of bank loans for the Fund was $11,268 with a weighted average interest rate of 5.45%. Interest expense (excluding commitment fees) for the Fund for the period ended July 31, 1999 was $362. The funds which are parties to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 30, 1998 (date operations commenced) through July 31, 1999 was $6,357,151 and $3,621,567, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of:
  Investment securities                        $ 921,619
--------------------------------------------------------
  Securities sold short                           38,335
--------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                         (108,615)
--------------------------------------------------------
  Securities sold short                          (36,501)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $ 814,838
========================================================

Cost of investments for tax purposes is $3,984,226.
Proceeds from securities sold short for tax purposes is $827,993.

NOTE 7-CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the period ending July 31, 1999 are summarized as follows:

                                                               NUMBER
                                                                 OF       PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   --------
Beginning of period                                                  --         --
----------------------------------------------------------------------------------
Opened                                                               64   $ 27,740
----------------------------------------------------------------------------------
Closed                                                              (63)   (27,605)
----------------------------------------------------------------------------------
Expired                                                              (1)      (135)
----------------------------------------------------------------------------------
End of year                                                          --         --
==================================================================================


NOTE 8-PUT OPTIONS WRITTEN

Transactions in put options written during the period ending July 31, 1999 are summarized as follows:

                                                               NUMBER
                                                                 OF       PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   ---------
Beginning of period                                                  --          --
-----------------------------------------------------------------------------------
Opened                                                               27   $  23,279
-----------------------------------------------------------------------------------
Closed                                                               (6)     (3,693)
-----------------------------------------------------------------------------------
End of year                                                          21   $  19,586
===================================================================================

Open put options written at July 31, 1999 are as follows:

                                                                             NUMBER                                  UNREALIZED
                                                   CONTRACT     STRIKE         OF       PREMIUMS   JULY 31, 1999    APPRECIATION
                                                    MONTH        PRICE      CONTRACTS   RECEIVED   MARKET VALUE    (DEPRECIATION)
ISSUE                                              --------   -----------   ---------   --------   -------------   --------------
S&P 500 INDEX                                        SEP-99   $     1,025           2   $    444   $         481   $          (37)
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                                        SEP-99         1,050           2        468             625             (157)
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                                        DEC-99         1,025          11     13,329          15,950           (2,621)
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                                        DEC-99           975           6      5,345           6,450           (1,105)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   21   $ 19,586   $      23,506   $       (3,920)
=================================================================================================================================


NOTE 9-SHARE INFORMATION

Changes in shares Class A outstanding during the period December 30, 1998 (date operations commenced) through July 31, 1999 are as follows:

                                                              SHARES      AMOUNT
                                                              -------   ----------
Sold                                                          331,198   $3,867,041
----------------------------------------------------------------------------------
Reacquired                                                    (27,717)    (337,513)
----------------------------------------------------------------------------------
                                                              303,481   $3,529,528
==================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the period December 30, 1998 (date operations commenced) through July 31, 1999.

Net asset value, beginning of period                          $  10.00
------------------------------------------------------------  --------
Income from investment operations:
  Net investment income (loss)                                   (0.04)
------------------------------------------------------------  --------
  Net gains on securities (both realized and unrealized)          5.82
------------------------------------------------------------  --------
    Total from investment operations                              5.78
------------------------------------------------------------  --------
Net asset value, end of period                                $  15.78
============================================================  ========
Total return(a)                                                  57.80%
============================================================  ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  4,790
============================================================  ========
Ratio of expenses to average net assets excluding interest
  expense:
  Including waivers and reimbursements                            2.25%(b)
------------------------------------------------------------  --------
  Excluding waivers and reimbursements                            7.52%(b)
============================================================  ========
Ratio of net investment income (loss) to average net
  assets(c)                                                      (0.79)%(b)
============================================================  ========
Ratio of interest expense to average net assets                   0.03%(b)
============================================================  ========
Portfolio turnover rate                                            135%
============================================================  ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $2,735,067.
(c) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (6.06)% (annualized).

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Mid Cap Opportunities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations, changes in net assets, and financial highlights for the period December 30, 1998 (dated operations commenced) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Opportunities Fund as of July 31, 1999, the results of its operations, changes in its net assets and financial highlights for the period December 30, 1998 (date operations commenced) through July 31, 1999, in conformity with generally accepted accounting principles.

                       KPMG LLP


                       September 3, 1999
                       Houston, Texas


BOARD OF TRUSTEES                                   OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                    Charles T. Bauer                        11 Greenway Plaza
Chairman                                            Chairman                                Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                               INVESTMENT ADVISOR
Director
ACE Limited;                                        Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                                  Gary T. Crum                            Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                TRANSFER AGENT
Director                                            Edgar M. Larsen
Cortland Trust Inc.                                 Senior Vice President                   A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                                  Dana R. Sutton                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                Vice President and Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and            Melville B. Cox
President, Mercantile Bankshares                    Vice President                          State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                         Mary J. Benson                          Boston, MA 02110
Chief Executive Officer                             Assistant Vice President and
Texana Global, Inc.;                                Assistant Treasurer                     COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives                Sheri Morris                            Ballard Spahr
                                                    Assistant Vice President and            Andrews & Ingersoll, LLP
Carl Frischling                                     Assistant Treasurer                     1735 Market Street
Partner                                                                                     Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP               Renee A. Friedli
                                                    Assistant Secretary                     COUNSEL TO THE TRUSTEES
Robert H. Graham
President and Chief Executive Officer               P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                         Assistant Secretary                     919 Third Avenue
                                                                                            New York, NY 10022
Prema Mathai-Davis                                  Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.;        Assistant Secretary                     DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,    Nancy L. Martin                         A I M Distributors, Inc.
Metropolitan Transportation Authority of            Assistant Secretary                     11 Greenway Plaza
New York State                                                                              Suite 100
                                                    Ofelia M. Mayo                          Houston, TX 77046
Lewis F. Pennock                                    Assistant Secretary
Attorney                                                                                    AUDITORS
                                                    Lisa A. Moss
Louis S. Sklar                                      Assistant Secretary                     KPMG LLP
Executive Vice President                                                                    700 Louisiana
Hines Interests                                     Kathleen J. Pflueger                    Houston, TX 77002
Limited Partnership                                 Assistant Secretary

                                                    Samuel D. Sirko
                                                    Assistant Secretary

                                                    Stephen I. Winer
                                                    Assistant Secretary

                             AIM FUNDS(SM) KEEPS YOU
                            POSTED ON YOUR INVESTMENT


We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.

o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semiannual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis information is also important to retain because it can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.


                      ------------------------------------

                                   WE INFORM

                             OUR SHAREHOLDERS ABOUT

                               THEIR INVESTMENTS

                             WITH REGULAR MAILINGS

                              THROUGHOUT THE YEAR.

                      ------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                         A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                      leadership in the mutual-fund industry
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                   since 1976 and managed approximately $121
AIM Capital Development Fund                                                           billion in assets for more than 6.3 million
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                 shareholders, including individual investors
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund       corporate clients and financial institutions
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                      as of June 30, 1999.
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund                   The AIM Family of Funds--Registered
AIM Select Growth Fund                      AIM Euroland Growth Fund(A)                Trademark-- is distributed nationwide,  and
AIM Small Cap Growth Fund                   AIM European Development Fund              AIM today is the 10th-largest mutual-fund
AIM Small Cap Opportunities Fund            AIM International Equity Fund              complex in the United States in assets under
AIM Value Fund                              AIM Japan Growth Fund                      management, according to Strategic Insight,
AIM Weingarten Fund                         AIM Latin American Growth Fund             an independent mutual-fund monitor.
                                            AIM New Pacific Growth Fund
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund                        GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                      GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund
AIM High Yield Fund II                      AIM Global Government Income Fund
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund              AIM Global Financial Services Fund
AIM Municipal Bond Fund                     AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund
                                            AIM Global Telecommunications and Technology Fund(B)
                                            AIM Global Trends Fund(C)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. (B) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (C) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Prior to August 27, 1999, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after October 20, 1999, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


[AIM FUNDS LOGO APPEARS HERE]     INVEST WITH DISCIPLINE--Registered Trademark--